                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        WASHINGTON, D. C. 20549

                                                               FORM 8-K

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                                                            CURRENT REPORT
                                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                                            Date of Report
                                                             July 10, 2003

                                                            MedImmune, Inc.
                                          (Exact name of registrant as specified in its charter)

                         Delaware                             0-19131                            52-1555759
             (State or other jurisdiction of           (Commission File No.)          (I.R.S. Employer Identification
              incorporation or organization)                                                        No.)

                                           35 West Watkins Mill Road, Gaithersburg, MD 20878
                                          (Address of principal executive offices) (Zip Code)

                                   Registrant's telephone number, including area code (301) 417-0770

ITEM 5.     Other Events

On July 9, 2003, MedImmune, Inc. (the "Company") announced that it is offering a new issue of $500 million of Convertible Notes due
2023. Also on July 9, 2003, the Company announced that its Board of Directors has authorized a repurchase, over a two-year period, of up to $500 million of its common stock in the open market or in privately negotiated transactions.  On July 10, 2003, the Company announced the terms of the $500 million of Convertible Notes due 2023.  The initial purchasers of the notes have an option, exercisable within 13 days following the date of issuance of the notes, to purchase an additional $75 million of the notes on the same terms. The notes will bear interest at one percent per annum payable semi-annually. In addition, beginning with the six-month interest period commencing July 2006, the Company will pay contingent interest on the notes during a six-month interest period if the average trading price of the notes is above a specified level.  Under certain circumstances, the notes will be convertible into the Company's common stock at an initial conversion price (subject to adjustment) of $68.18 per share, representing a conversion premium of 75 percent over the closing bid price of $38.96 of the Company's common stock on the Nasdaq National Market on July 9,
2003.

A copy of the Company's press releases are attached hereto as Exhibits 99.1, 99.2, and 99.3, and are incorporated herein by reference.

ITEM 7.     Exhibits

            c.       Exhibits

                     Exhibit              Description
                     -------              -----------
                     Ex. 99.1             Press release, dated July 9, 2003, "MedImmune Announces Proposed $500 Million Convertible
                                          Notes Offering"
                     Ex. 99.2             Press release, dated July 9, 2003, "MedImmune Announces $500 Million Stock Repurchase
                                          Program"
                     Ex. 99.3             Press release, dated July 10, 2003, "MedImmune Announces Terms of $500 Million of
                                          Convertible Senior Notes"

                                                               SIGNATURE

Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                               MEDIMMUNE, INC.

Date: July 10, 2003                                            /s/: Lota S. Zoth
                                                               Lota S. Zoth
                                                               Vice President and Controller